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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  March 20, 1998
                                                   ----------------


                            SS&C Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-28430                                          06-1169696
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(Commission File Number)                    (I.R.S. Employer Identification No.)


Corporate Place
705 Bloomfield Avenue
Bloomfield, Connecticut                                           06002
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (860) 242-7887
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              (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On March 20, 1998, SS&C Technologies, Inc. (the "Company") completed its acquisition (the "Quantra Acquisition") of substantially all of the assets of Quantra Corporation ("Quantra") pursuant to an Asset Purchase Agreement, dated as of March 20, 1998 (the "Purchase Agreement"), by and among the Company, Quantra and AEGON USA Realty Advisors, Inc., the controlling stockholder of Quantra ("AEGON"). The assets include Quantra's inventory, accounts receivable, assumed contracts, fixed assets, intellectual property and software. The purchase price for the Quantra Acquisition consisted of 546,019 shares (the "Shares") of the Company's Common Stock, $.01 par value per share, $3,500,000 in cash and the assumption of certain liabilities of the business of Quantra, plus the cost of effecting the transaction. The terms of the Purchase Agreement were determined on the basis of arm's-length negotiations. Prior to the execution of the Purchase Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with either Quantra or AEGON. The cash portion of the purchase price was paid for from the proceeds of the Company's initial public offering, which closed on June 5, 1996. The shares issued to Quantra were authorized but previously unissued shares of Common Stock. Quantra is entitled to certain registration rights with respect to the Shares, as more fully described in the Purchase Agreement.

     The Company and Quantra also entered into an Escrow Agreement pursuant to which $1,230,200 of the cash portion of the purchase price will be held in escrow to reimburse the Company in connection with certain acquisition costs and the breaches, if any, of representations, warranties or covenants by Quantra.

     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.

     (b) Certain of the assets acquired by the Company include real estate equity and debt investment management software systems. The Company currently intends to continue Quantra's business substantially in the manner conducted by Quantra immediately prior to the Quantra Acquisition.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.
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     The financial statements of Quantra Corporation required by this item are not included with this initial report. The required financial statements will be filed by amendment not later than June 3, 1998.

                                      -2-
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     (b) Pro Forma Financial Information.
         -------------------------------

     The pro forma financial information required by this item is not included with this initial report. The required pro forma financial information will be filed by amendment not later than June 3, 1998.

     (c)  Exhibits.
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     See Exhibit Index attached hereto.



                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 1998                SS&C TECHNOLOGIES, INC.
                                    -----------------------------------------
                                         (Registrant)



                              By:   /s/ John S. Wieczorek
                                  ----------------------------------------------
                                   John S. Wieczorek
                                   Vice President, Chief Financial
                                   Officer and Treasurer

                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
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   2      Asset Purchase Agreement, dated as of March 20, 1998, by and among
          SS&C Technologies, Inc., AEGON USA Realty Advisors, Inc. and Quantra Corporation.

  99      Press Release dated March 23, 1998.